================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2002

================================================================================

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2002 prepared by management without audit by independent auditors and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                                       Sept. 30, 2002          June 30, 2002           Dec. 31, 2001
                                                                       --------------          -------------           -------------
Net assets .................................................            $365,395,560            $450,557,971            $539,839,060

Net assets per share of Common Stock .......................                   19.64                   23.97                   28.54

  Shares of Common Stock outstanding .......................              18,604,499              18,799,499              18,914,599

  Comparative operating results are as follows:

                                                                                               Nine months ended September 30,
                                                                                          ----------------------------------------
                                                                                              2002                       2001
                                                                                          -------------              -------------
Net investment income ........................................................            $   2,383,772              $   3,125,682

  Per share of Common Stock ..................................................                      .13*                       .17*

Net realized gain on sale of investments .....................................               18,895,235                 28,165,621

Decrease in net unrealized appreciation of investments .......................             (187,342,733)              (156,446,481)

Decrease in net assets resulting from operations .............................             (166,063,726)              (125,155,178)


----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the nine-month period.

      In the quarter ended September 30, 2002 the Corporation repurchased 195,000 shares of its Common Stock at an average price of $19.07. These shares were purchased on the American Stock Exchange. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                       CENTRAL SECURITIES CORPORATION

                                          WILMOT H. KIDD, President
375 Park Avenue
New York, NY 10152
October 16, 2002


                                      [2]

                          PRINCIPAL PORTFOLIO CHANGES
                          July 1 to September 30, 2002
                    (Common Stock unless specified otherwise)

                                                       Number of Shares
                                            ------------------------------------
                                                                       Held
                                                                   September 30,
                                            Purchased     Sold         2002
                                            ---------    -------   -------------
The Bank of New York Company, Inc. .......                20,000       580,000
Concord EFS, Inc. ........................   100,000                   100,000
Convergys Corporation ....................    10,000                   780,000
Everest Re Group Ltd. ....................    30,000                    50,000
FleetBoston Financial Corporation ........   100,000                   100,000
Genuity Inc. .............................               230,000            --
Impath Inc. ..............................    10,000                   420,000
Kerr-McGee Corporation ...................    10,000                   220,000
Murphy Oil Corporation ...................                10,000       240,000
PolyOne Corporation ......................               227,600     1,372,400
ProBusiness Services, Inc. ...............    60,000                   240,000
Solectron Corporation ....................   200,000                   700,000
The TriZetto Group, Inc. .................   264,700                   264,700
Wachovia Corporation .....................               300,000            --


                                      [3]

                               BOARD OF DIRECTORS

DONALD G. CALDER                                        DUDLEY D. JOHNSON
  President                                               Chairman
  G. L. Ohrstrom & Co., Inc.                              Young & Franklin Inc.
  New York, NY                                            Liverpool, NY

JAY R. INGLIS                                           WILMOT H. KIDD
  Executive Vice President                                President
  National Marine Underwriters, Inc.
  New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                WILMOT H. KIDD, President
                CHARLES N. EDGERTON, Vice President and Treasurer
                MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                CUSTODIAN

                  UMB Bank, N.A.
                    P.O. Box 419226, Kansas City, MO 64141-6226

                TRANSFER AGENT AND REGISTRAR

                  EquiServe Trust Company, N.A.
                    P.O. Box 43069, Providence, RI 02940-3069
                    201-324-0313
                    www.equiserve.com

                INDEPENDENT AUDITORS

                  KPMG LLP
                    757 Third Avenue, New York, NY 10017


                                      [4]